5. Derivative Liabilities	12 Months Ended
Dec. 31, 2017
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Liabilities

The Company evaluates its fair value hierarchy disclosures each quarter. The Company has convertible notes with embedded conversion features, which is accounted for as a derivative liability and measured at fair value on a recurring basis. At December 31, 2017, this derivative liability had an estimated fair value of $0.

The following table presents information about the derivative liability, which was our only financial instrument measured at fair value on a recurring basis using significant inputs other than level one inputs that are either directly or indirectly observable (Level 3) as of December 31, 2017:

Balance at December 31, 2016	$234,502
Conversion	(91,667)
Change in Fair Value of Derivative	(142,835)
Balance at December 31, 2017	$–

The fair value of this derivative liability was calculated using the multinomial lattice models that value the derivative liability within the notes based on a probability weighted discounted cash flow model. These models are based on future projections of the various potential outcomes. The features in the notes that were analyzed and incorporated into the model included the conversion feature with the reset provisions; redemption provisions; and the default provisions. Assumptions used to calculate the fair value of the derivative liability were as follows:

December 31,
2017
Expected term in years	0.51 years
Risk-free interest rates	0.89%
Volatility	48.05%
Dividend yield	0%

In addition to the assumptions above, the Company also takes into consideration whether or not the Company would participate in another round of financing, if that financing is registered or not, and what that stock price would be for the financing at that time. The Company notes that the notes have matured, and that the Company is no longer calculating a derivative value for these notes.